Note C - Swivel Secure Europe, SA Acquisition	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Business Combination Disclosure [Text Block]

NOTE C—SWIVEL SECURE EUROPE, SA ACQUISITION

On March 8, 2022, the Company completed the acquisition of 100% of the issued and outstanding capital stock of Swivel Secure based in Madrid, Spain, pursuant to the terms of a stock purchase agreement. The aggregate purchase price consisted of a base purchase price of $1.75 million, subject to closing adjustments based on the closing date working capital, indebtedness and unpaid transaction expenses, and an earn-out of $500,000. The earn-out was payable based on Swivel Secure generating $3,000,000 of revenue and $1,000,000 of operating profit during an earn-out period commencing on the closing date and ending on January 31, 2023, which was not attained. At the closing, the Company made a cash payment of $1.27 million and issued 269,060 shares of common stock of which 89,687 shares were held back by the Company to secure certain indemnification obligations under the stock purchase agreement. The shares of Company common stock were priced at $2.23, the contractual 20 day volume-weighted average price of the Company’s common stock immediately prior to the payment date as reported on the Nasdaq Capital Market.

The business combination has been accounted for as an acquisition and, in accordance with ASC 805. The Company recorded the assets acquired and liabilities assumed at their respective fair values as of the acquisition date. The following table summarizes the purchase price allocation, with no earnout payment:

Purchase consideration:
Total cash paid, including working capital adjustment	$1,273,483
Earnout payable	500,000
Common stock issued	600,004
Total purchase price consideration	$2,373,487

Fair value of assets acquired and liabilities assumed:
Cash and cash equivalents	$729,905
Accounts receivable	702,886
Equipment acquired	65,640
Other assets	20,708
Intangible assets	762,860
Goodwill	1,258,087
Total estimated assets acquired	3,540,086

Accounts payable and accrued expenses	431,884
Government loan	544,000
Deferred tax liability	190,715
Total liabilities assumed	1,166,599
Total estimated fair value of assets acquired and liabilities assumed	$2,373,487

The fair value of the assets acquired and liabilities assumed was less than the purchase price, resulting in the recognition of goodwill. The goodwill reflected the value of the synergies the Company expected to realize and the assembled workforce. Refer to Note K for more information regarding the impairment of goodwill.

The significant intangible asset identified in the purchase price allocation discussed above was Customer Relationships. To value the Customer Relationships, the Company utilized the Excess Earnings Method, which isolates the value of the specific intangible asset by discounting its income stream to present value.

The government loan was issued through BBVA Bank during the COVID-19 pandemic. The loan bears interest at the rate of 1.75% per annum and is payable in monthly installments of approximately $11,900 inclusive of interest from May 2022 through April 2026. The installment payments have been paid monthly as per the schedule, as of the date of this report.

The following table presents the final fair values and useful lives of the identifiable intangible assets acquired:

	Amount	Estimated useful life (in years)
Customer relationships	$762,860	7
Total identifiable intangible assets	$762,860

As discussed above, the earnout payable was not achieved. As such, the Company reversed the earnout payable of $500,000 and recognized the income on the reversal of the earnout payable.

For the period from March 8, 2022 to December 31, 2022, revenue from Swivel Secure amounted to $2,351,975 and net loss amounted to $720,691.